UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 25, 2009
ARIAD Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21696 (Commission File Number)	22-3106987 (I.R.S. Employer Identification No.)

26 Landsdowne Street, Cambridge, Massachusetts (Address of principal executive offices)	02139 (Zip Code)
Registrant’s telephone number, including area code: (617) 494-0400
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     (a) On August 25, 2009, the Board of Directors of ARIAD Pharmaceuticals, Inc. (the “Company”) adopted the Amended and Restated Bylaws of ARIAD Pharmaceuticals, Inc. to implement additional informational and other procedures for stockholder nominations and proposals to enable the Board of Directors to better analyze, evaluate and make recommendations to the Company’s stockholders with respect to such nominations and proposals and to increase the information that can be made available to stockholders if nominations and proposals are submitted for stockholder approval, and to clarify certain items. The Amended and Restated Bylaws amended the Company’s previous bylaws, primarily to:
•	Provide that meetings of stockholders may also be held by means of remote communication (Section 2.1);

•	Require stockholders proposing director nominations or other business intended to be brought at a stockholders meeting to include in their notice, among other required information: (i) certain biographical and share ownership information about the stockholder and any other proponent, including a description of derivative transactions in the Company’s securities occurring within the last 12 months, (ii) a description of any arrangement or understanding among any of the proponents and their affiliates or any persons acting in concert with them in connection with the nomination or proposal, and (iii) to the extent known to each proponent, the name and address of any other stockholder supporting any such nomination or proposal of other business (Section 2.6.1(3)(c));

•	Require additional disclosures relating to stockholder nominees for directors, including, among other required information: (i) disclosure of certain biographical and share ownership information of the nominee, (ii) completion of a director questionnaire provided by the Company, including confirmation that such nominee would be in compliance with the Company’s corporate governance, conflict of interest, confidentiality and stock ownership and trading policies, (iii) a description of all compensatory arrangements and understandings and any other material relationships among any proponent and any of its affiliates, associates or other persons acting in concert with the proponent with respect to the director nomination and the nominee, (iv) disclosure of matters that could impact on the proposed nominee’s independence or the Company’s ability to satisfy applicable legal requirements and listing standards, and (v) disclosure of any voting commitments to third parties (Sections 2.6.1(3)(a) and 2.6.1(4));

•	Obligate a stockholder providing advance notice of either director nominees or stockholder proposals to update and supplement its notice if necessary so that the information contained therein is true as of the record date of the meeting and again if the meeting is adjourned or postponed (Section 2.6.1(5));

•	Require a stockholder providing advance notice of either director nominees or stockholder proposals to appear at the meeting to which such notice relates, or send a qualified representative (as defined in the Bylaws), either in person or by proxy, in order for such matters to be considered at the meeting (Section 2.6.3(1));

•	Reduce the quorum required for the Board to vote on questions related to indemnification of directors, officers, employees and other agents under the Bylaws, from one-half to one-third of the Board (Section 3.14);

•	Require that, to be timely, a stockholder’s notice submitting a proposal or director nomination for consideration at the Company’s annual stockholder meeting must be delivered to the Company’s Secretary at the Company’s principal executive offices not later than the close of business on the 120th day prior to and not earlier than the 150th day prior to the first anniversary of the preceding year’s annual meeting; provided that, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after the first anniversary of the date of the annual meeting in the preceding year or if an annual meeting was not held in the preceding year, notice must be delivered not earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting and the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. Prior to the amendment of this provision, the deadlines were not later than 90 days nor earlier than 120 days after the first anniversary of the preceding year’s annual meeting, unless the meeting was moved more than 30 days before or 70 days after the preceding annual meeting, in which case the deadline was not earlier than 120 days nor later than 70 days (Section 2.6.1(2));

•	Require that, to be timely, a stockholder’s notice submitting a director nomination for consideration at a special meeting of stockholders must be delivered to the Company’s Secretary at the Company’s principal executive offices not earlier than the close of business on the 150th day prior to such meeting nor later than the close of business on the later of the 120th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. Prior to the amendment of this provision, the deadlines were not earlier than 120 days nor later than 90 days prior to such special meeting (Section 2.6.2); and

•	Conform the notice and other requirements for stockholder proposals and nominations at special meetings of stockholders and actions by written consent of stockholders to the updated requirements for stockholder proposals and nominations at annual meetings (Sections 2.6.2 and 2.13).

     Therefore, on account of the revised deadlines included in the Amended and Restated Bylaws, stockholders wishing to nominate a person or persons for election to the Board of Directors or to properly bring other business before the 2010 Annual Meeting of Stockholders that are not to be included in the Company’s proxy statement and form of proxy for the 2010 Annual Meeting of Stockholders must submit such nominations and proposals for receipt by the Company no earlier than January 20, 2010 and no later than the close of business on February 19, 2010. In addition, as noted in the Company’s proxy statement for its 2009 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 30, 2009, if stockholders have a proposal or Director nomination that they would like the Company to include in its proxy statement and form of proxy for the 2010 Annual Meeting of Stockholders, such nominations and proposals must be received by the Company no later than January 8, 2010. Stockholders should also review the Company’s Amended and Restated Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and Director nominations.
     The description of the Amended and Restated Bylaws set forth above is qualified in its entirety by reference to the full and complete Amended and Restated Bylaws, a copy of which is attached hereto and incorporated by reference herein as an exhibit to this Current Report on Form 8-K and is being filed pursuant to this Item 5.03 as Exhibit 3.1 to this Current Report on Form 8-K.
ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

3.1	ARIAD Pharmaceuticals, Inc. Amended and Restated Bylaws.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIAD Pharmaceuticals, Inc.
By:	/s/ Edward M. Fitzgerald
Edward M. Fitzgerald
Senior Vice President, Chief Financial Officer

Date: August 27, 2009

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